UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2008

Pipex Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

01-12584 (Commission File Number)	13-3808303 (IRS Employer Identification No.)

3930 Varsity Drive

Ann Arbor, MI 48108

______________________________

(Address of principal executive offices and zip code)

(734) 332-7800

______________________________

    (Registrant’s telephone number including area code)

N/A

______________________________

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On May 15, 2008, Pipex Pharmaceuticals, Inc., a Delaware corporation (the “Registrant") issued the attached press release that included financial information for its first quarter ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release issued by Pipex Pharmaceuticals, Inc. dated May 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2008	Pipex Pharmaceuticals, Inc.

(Registrant)

By: /s/ Steve H. Kanzer

Name: Steve H. Kanzer

Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibits.

99.1	Press Release issued by Pipex Pharmaceuticals, Inc. dated May 15, 2008